UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 8, 2020

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CONSOLIDATED COMMUNICATIONS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

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Delaware	000-51446	02-0636095
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

121 South 17th Street

Mattoon, Illinois 61938-3987

(Address of Principal Executive Offices) (Zip Code)

(217) 235-3311

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock – $0.01 par value	CNSL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

Transition of the Location of the 2020 Annual Meeting of Stockholders from In-Person to Virtual-Only

On April 8, 2020, Consolidated Communications Holdings, Inc. (the "Company") issued a press release announcing that its 2020 annual meeting of stockholders (the "Annual Meeting") will be held in a virtual format only, via live webcast due to public health concerns regarding the COVID-19 outbreak and to support the health and well-being of meeting participants. The Annual Meeting will still be held at 9:00 a.m. central time on Monday, April 27, 2020, but in virtual meeting format only. The Annual Meeting will be held at www.virtualshareholdermeeting.com/CNSL2020. The full text of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Company Dedicated Website to COVID-19 Response

The Company maintains a dedicated website at www.consolidated.com/COVID-19 on which the Company is providing updates regarding its response to the COVID-19 pandemic as well as other related information and developments.

The information in this Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933 or the Exchange Act, except as otherwise stated in such filing.

Item 9.01. Financial Statements and Exhibits.

 (d) Exhibits

No.	Description

99.1	Press Release dated April 8, 2020
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSOLIDATED COMMUNICATIONS HOLDINGS, INC.

Date: April 8, 2020	By:	/s/ Steven L. Childers
Steven L. Childers
Chief Financial Officer